RIDGEWORTH FUNDS

Supplement dated February 8, 2016 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated February 8, 2016

RidgeWorth Capital Innovations Global Resources and Infrastructure Fund

This supplement updates information in, and should be read in conjunction with, the Prospectus, Summary Prospectus and SAI.

A, C and I Shares of the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Fund”) will be available for purchase by investors when the Fund commences operations. The Fund is expected to commence operations on February 22, 2016 and no purchases of A, C or I Shares will be accepted by the Fund prior to February 22, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 173